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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                _______________


                                    FORM 8-K



                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                  JULY 15, 1996
                                                                   -------------

                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


    DELAWARE                         0-5751                    95-2594724
- --------------------------------------------------------------------------------
 (State or other                   (Commission                (IRS Employer
 jurisdiction of                   File Number)            Identification No.)
 incorporation)


     1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA       92625
- --------------------------------------------------------------------------------
              (Address of principal executive offices)             (zip code)


                                 (714) 222-2273
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS
         ------------

         On July 15, 1996, Ms. Kerri Ruppert was elected Chief Financial Officer of Comprehensive Care Corporation to serve at the pleasure of the Board. Ms. Ruppert has been employed by Comprehensive Care Corporation since 1988 and currently serves as Senior Vice President, Secretary/Treasurer and Chief Accounting Officer. She will continue in the foregoing capacities in addition to her new duties as Chief Financial Officer.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPREHENSIVE CARE CORPORATION
                                            (Registrant)



                                   By: /s/ Chriss W. Street
                                       -----------------------------------------
                                       Chriss W. Street, Chairman, President and
                                       Chief Executive Officer
                                       (Principle Executive Officer)

Dated: July 20, 1996





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